COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 12. COMMITMENTS AND CONTINGENCIES

Royalty Agreement

The Company has an exclusive license agreement with the Regents of the University of California to make, use, sell and otherwise distribute products under certain of the Regents of the University of California’s patents anywhere in the world. The Company is obligated to pay a minimum annual royalty of $50,000, and an earned royalty of 4% of net sales. The minimum annual royalty will be applied against the earned royalty due for the calendar year in which the minimum payment was made. The license agreements expire upon expiration of the patents and may be terminated earlier if the Company so elects. The U.S. licensed patents that are currently issued expire between 2026 and 2029, without considering any possible patent term adjustment or extensions and assuming payment of all appropriate maintenance, renewal, annuity, or other governmental fees. The Company recorded royalty costs of $50,000 for each of the years ended December 31, 2023, and 2022.

Additionally, the Company was obligated to make a cash Indexed Milestone Payment to the Regents of the University of California in the event of either a change of control or an IPO. This cash payment was calculated as follows: 28,532 (1,783 shares after giving effect to the 2024 Stock Split) of Company common stock times the IPO price of $4.34 ($69.44 post-2024 Stock Split). On May 2, 2022, in connection with the IPO, the Company paid the University of California - San Francisco the amount of $123,828 to satisfy the Indexed Milestone Payment obligation included within the exclusive license agreement.

Litigation

To date, the Company has not been involved in legal proceedings arising in the ordinary course of its business. If any legal proceeding occurs, the Company would record a provision for a loss when it believes that it is both probable that a loss has been incurred and the amount can be reasonably estimated, although litigation is inherently unpredictable and is subject to significant uncertainties, some of which are beyond the Company’s control. Should any of these estimates and assumptions change or prove to have been incorrect, the Company could incur significant charges related to legal matters that could have a material impact on its results of operations, financial position and cash flows.

Stock Option Grant to our Executive Chairman

In September 2021, the Board of Directors approved a stock option grant of 1,204,819 shares (75,301 after giving effect to the 2024 Stock Split) to Dr. Jeffrey Thramann, our Executive Chairman. These options were conditional, such that they vested only upon the occurrence of certain specified events, including an IPO, a next round financing, the merger of the Company with a SPAC, or the sale of the Company. The amount of stock options that would vest upon such specified events depended upon the terms and timing of the applicable event.

On April 21, 2022, options to purchase 1,204,819 shares of common stock (75,301 shares post-2024 Stock Split) previously awarded to Dr. Jeffrey Thramann vested in connection with the completion of the IPO pursuant to the terms of such options. The exercise price of these options is $1.94 ($31.04 post-2024 Stock Split) per share. The options have a 10-year term.

On September 15, 2022, the Board of Directors approved a stock option grant to purchase an additional 185,285 (11,580 post-2024 Stock Split) shares of common stock to Dr. Thramann. The exercise price of the options is $1.94 ($31.04 post-2024 Stock Split) per share, they are fully vested, and they have a 10-year term.